UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 5, 2026
Date of Report (Date of earliest event reported)
ETON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21925 W. Field Parkway, Suite 235 Deer Park, Illinois 60010-7278 (Address of principal executive offices) (Zip code)

(847) 787-7361
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2026, Eton Pharmaceuticals, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Item 2.02 and the attached Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 and the attached exhibit shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Discussion of Non-GAAP Financial Measures
In the Press Release, we present certain financial information, specifically Adjusted EBITDA, which is not in accordance with generally accepted accounting principles (“U.S. GAAP”). We present Adjusted EBITDA in the Press Release because this metric assists us in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Our management uses Adjusted EBITDA:
•for planning purposes, including the preparation of our annual operating budget and developing and refining our internal projections for future periods;
•to evaluate the effectiveness of our business strategies and as a supplemental tool in evaluating our performance against our budget for each period;
•in communication with our board of directors and investors concerning our financial performance;
•to evaluate prior acquisitions in relation to the existing business; and
•to evaluate comparative net sales performance in prior and future periods.
We believe that the disclosure of Adjusted EBITDA offers an additional financial metric which, when coupled with U.S. GAAP results and the reconciliation to U.S. GAAP results, provides a more complete understanding of our results of operations and the factors and trends affecting our business for securities analysts, investors and other interested parties in the evaluation of our company. We believe Adjusted EBITDA is useful to investors for the following reasons:
•Adjusted EBITDA and similar non-GAAP measures are widely used by investors to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, tax jurisdictions, capital structures and the methods by which assets were acquired; and
•by comparing our Adjusted EBITDA in different historical periods, our investors can evaluate our operating performance excluding the impact of certain items.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release issued by Eton Pharmaceuticals, Inc. on November 5, 2026 relating to financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	By:	/s/ Judith M. Matthews
Judith M. Matthews Chief Financial Officer and Secretary (Principal Financial Officer)
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